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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)   MAY 4, 2001



                                U.S. VISION, INC.
               (Exact Name of Registrant as Specified in Charter)


         DELAWARE                              0-23397                               22-3032948
(State or other jurisdiction of         (Commission File Number)         (I.R.S. employer identification no.)
 incorporation or organization)


1 HARMON DRIVE, GLEN OAKS INDUSTRIAL PARK, GLENDORA, NEW JERSEY                         08029
(Address of principal executive offices)                                              (Zip Code)


                                 (856) 228-1000
              (Registrant's Telephone Number, Including Area Code)


          (Former Name or Former Address, if Changed Since Last Report)






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ITEM 5. OTHER EVENTS.

         On May 4, 2001, U.S. Vision, Inc. entered into a revised non-binding letter of intent to be acquired by a group of shareholders lead by George E. Norcross, III, Joseph J. Roberts, Jr., and Philip A. Norcross. The May 4, 2001, letter of intent replaces the non-binding letter of intent entered into by those same parties on December 27, 2000. A copy of the press release announcing that the revised letter of intent has been signed is attached as Exhibit 99.1 and the revised letter of intent is attached as Exhibit 99.2.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits.
                  99.1    -- Press Release, dated May 4, 2001.*
                  99.2    -- Letter of Intent, dated May 4, 2001.*





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        * Filed herewith.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, U.S. Vision, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 7, 2001                 U.S. VISION, INC.



                                  By:  /s/ George E. McHenry, Jr.
                                     -----------------------------------------
                                           George E. McHenry, Jr.,
                                           Chief Financial Officer




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                                  EXHIBIT INDEX


EXHIBIT
NUMBER          EXHIBIT
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
 99.1           --Press Release dated May 4, 2001.*
 99.2           --Letter of Intent dated May 4, 2001.*


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    * Filed herewith.